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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________

                                    Form 8-K
                                 _______________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 16, 2005
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                  1-14896                      11-3027591
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)



              445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                       N/A
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         (Former name or former address, if changed since last report.)





      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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            APPOINTMENT OF PRINCIPAL OFFICERS
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            On September 16, 2005, Laurent Ohana was elected to the board of directors of Network-1 Security Solutions, Inc. (the "Registrant") to serve until his successor is duly appointed or elected. In connection therewith, the Registrant issued to Mr. Ohana an option to purchase 50,000 shares of the Registrant's common stock at an exercise price per share of $0.80. The option has a 10-year term and vests at the rate of 12,500 shares per quarter beginning on December 16, 2005. Mr. Ohana will also serve on the Compensation Committee of the board of directors.

            In connection with Mr. Ohana's introduction of certain investors to the Registrant with respect to its private offering of common stock and warrants completed on December 21, 2004, the Registrant paid to Mr. Ohana a fee of $50,000 and warrants to purchase 50,000 shares of its common stock at an exercise price per share of $1.00. The warrants have a three year term and vested immediately.

            Mr. Ohana is currently the Managing Partner of Parkview Ventures LLC ("Parkview"), a successor to New Media Capital LLC, a company that Mr. Ohana founded in 1994. Parkview is engaged in merchant banking activities, including making investments in, and providing strategic advisory services to, information technology firms in the US and internationally. From 1999 to 2002, Mr. Ohana was also the CEO of Inlumen, Inc. (f/k/a NewsAlert, Inc.), a company engaged in providing private label web-based financial portals to financial institutions. From 1987 to 1993, Mr. Ohana was an attorney at Fried Frank Harris Shriver & Jacobson where he worked on a broad range of mergers and acquisitions in the US, Europe and Israel.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  NETWORK-1 SECURITY SOLUTIONS, INC.



Dated: September 22, 2005         By:  /s/ Corey M. Horowitz
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                                       Name:  Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer